EXHIBIT 10.4

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) is dated as of January 31, 2006, and is entered into by and among BEACON SALES ACQUISITION, INC. (“Borrower”) and the Domestic Subsidiary Guarantors which are signatories hereto (together with Borrower, “Obligors”); GENERAL ELECTRIC CAPITAL CORPORATION (“GE Capital”), for itself as a Lender, as L/C Issuer and as Agent; and the Lenders and Canadian Facility Lenders which are signatories hereto.

WHEREAS, Agent, Lenders and Obligors are parties to a certain Third Amended and Restated Loan and Security Agreement dated as of October 14, 2005 (as such agreement has been or may hereafter be from time to time amended, supplemented or otherwise modified, the “Loan Agreement”); and

WHEREAS, Borrower has requested that each of the Term Loan A Commitment and Term Loan B Commitment be increased by $5,000,000 and that such increases be funded on the effective date of this Agreement; and

WHEREAS, the parties desire to amend the Loan Agreement to provide for such increases in the Term Loan A Commitment and Term Loan B Commitment on the terms set forth.

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Agreement and this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Definitions.  Capitalized terms used in this Agreement, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

2.             Amendments to Loan Agreement.

2.1           On the effective date of this Agreement (the “Second Amendment Date”), the Term Loan A Commitment and/or Term Loan B Commitment, as applicable, of each Lender designated as an “Increasing Lender” on the signature pages hereto (each such Lender an “Increasing Lender”) shall be increased by the amount set forth below such Lender’s signature (such amount being referred to as such Increasing Lender’s “Incremental Term Loan A Commitment” or “Incremental Term Loan B Commitment, as applicable).  Advances under the Incremental Term Loan A Commitments shall be funded in one drawing on the Second Amendment Date and shall constitute part of Term Loan A.  Advances under the Incremental Term Loan B Commitments shall be funded in one drawing on the Second Amendment Date and shall constitute part of Term Loan B.

2.2           The definition of “Scheduled Installment” set forth in Section 2.1(A)(1) of the Loan Agreement is hereby amended to read as follows:

“Scheduled Installment” of the Term Loan A means, for each date set forth below, the amount set forth opposite such date.

Date	Scheduled Installment

December 31, 2005	$750,000
March 31, 2006	$904,639
June 30, 2006	$904,639
September 30, 2006	$904,639
December 31, 2006	$904,639
March 31, 2007	$904,639
June 30, 2007	$904,639
September 30, 2007	$904,639
December 31, 2007	$904,639
March 31, 2008	$904,639
June 30, 2008	$904,639
September 30, 2008	$904,639
December 31, 2008	$904,639
March 31, 2009	$904,639
June 30, 2009	$904,639
September 30, 2009	$904,639
December 31, 2009	$904,639
March 31, 2010	$904,639
June 30, 2010	$904,639
October 14, 2010	$12,966,498

2.3           The definition of “Scheduled Installment” set forth in Section 2.1(A)(2) of the Loan Agreement is hereby amended to read as follows:

“Scheduled Installment” of Term Loan B means, for each date set forth below, the amount set forth opposite such date.

Date	Scheduled Installment

December 31, 2005	$4,583,333
March 31, 2006	$5,037,879
June 30, 2006	$5,037,879
September 30, 2006	$5,037,879
December 31, 2006	$5,037,879
March 31, 2007	$5,037,879
June 30, 2007	$5,037,879
September 30, 2007	$5,037,879
December 31, 2007	$5,037,879
March 31, 2008	$5,037,879

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Date	Scheduled Installment

June 30, 2008	$5,037,879
September 30, 2008	$5,037,877

3.             Conditions.  The effectiveness of this Agreement is subject to the following conditions precedent (unless specifically waived in writing by Agent, Lenders and Canadian Facility Lenders):

(a)           Obligors, Agent, Lenders and Canadian Facility Lenders shall have executed and delivered this Agreement;

(b)           Borrower shall have executed and delivered to Agent replacement Notes in favor of each Increasing Lender to reflect its Incremental Term Loan A Commitment and/or Incremental Term Loan B Commitment, as applicable;

(c)           Borrower shall have delivered such other documents as Agent may have reasonably requested;

(d)           Borrower shall have paid to Agent the fees set forth in that supplemental fee letter of even date herewith; and

(e)           No Default or Event of Default shall have occurred and be continuing.

4.             Representations and Warranties.  To induce Agent, Lenders and Canadian Facility Lenders to enter into this Agreement, Obligors represent and warrant to Agent, Lenders and Canadian Facility Lenders:

(a)           that the Loan Parties have all requisite organizational power and authority to enter into, and carry out the transactions contemplated by, this Agreement and all other agreement and documents executed in connection therewith to which such Loan Parties are parties.

(b)           that the execution, delivery and performance of this Agreement and all other agreements and documents executed in connection therewith have been duly authorized by all requisite action on the part of the Loan Parties which are parties thereto and that this Agreement has been duly executed and delivered by Borrower;

(c)           that each of the representations and warranties set forth in Section 4 of the Loan Agreement (other than those which, by their terms, specifically are made as of certain date prior to the date hereof) are true and correct in all material respects as of the date hereof; and

(d)           that, after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

5.             New Lenders.  Each Increasing Lender that is not an existing Lender:

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(a)           agrees that, upon the effectiveness of this Agreement, it shall be a party to the Loan Agreement and shall have all of the rights and obligations under the Loan Documents, and shall be deemed to have made all of the covenants and agreements contained in the Loan Documents, arising out of or otherwise related to its Loans and Commitments.  Without limiting the generality of the foregoing, such Increasing Lender acknowledges and agrees that, upon the effectiveness of this Agreement, it shall be deemed a Lender under, and bound by, the Canadian Facility Intercreditor Agreement;

(b)           represents and warrants that it satisfies any eligibility requirements to be a Lender under the Loan Agreement; that it is not a foreign person (i.e., a person other than a United States person for United States Federal income tax purposes) or, if it is a foreign person, that it has delivered to Agent the documentation required by Section 2.10 of the Loan Agreement; that it has experience and expertise in the making or the purchasing of loans such as the Loans; and that it has received, reviewed and approved a copy of the Loan Agreement (including all Exhibits and Schedules thereto) and copies of all other Loan Documents which it has requested; and

(c)           represents and warrants that it has received such financial information regarding Borrower and the other Loan Parties as it has requested, that it has made its own independent investigation of the financial condition and affairs of Borrower and the other Loan Parties in connection with this Agreement, and that it has made and shall continue to make its own appraisal of the creditworthiness of Borrower and the other Loan Parties.

6.             Mortgage Modifications.  Upon the request of Agent, Borrower shall deliver to Agent modifications to the Mortgages to reflect the increase in the Term Loans provided for herein and the increase in the Revolving Loan Commitment provided for under that certain Increased Commitment Agreement to be entered into on or about the Second Amendment Date.

7.             Severability.  Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

8.             Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

9.             Ratification.  Except as expressly set forth herein, the terms and provisions set forth in this Agreement shall not be deemed to be a modification or waiver of any term or condition of the Loan Agreement.  The terms and provisions of the Loan Agreement, as amended hereby, and the other Loan Documents are ratified and confirmed and shall continue in full force and effect and shall continue to guarantee or secure, as the case may be, to the fullest extent possible, the payment and performance of all Obligations under or in respect of the Loan Agreement or any of the other Loan Documents and all Collateral encumbered by any of the Loan Documents will continue to secure, to the fullest extent possible, the payment and performance of all Obligations under or in respect of the Loan Agreement or any of the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

BEACON SALES ACQUISITION, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

QUALITY ROOFING SUPPLY
COMPANY, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

BEACON CANADA, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

BEST DISTRIBUTING CO.

By: /s/ David R. Grace
Title: Chief Financial Officer

THE ROOF CENTER, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

WEST END LUMBER COMPANY, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

J.G.A. BEACON, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

SDI HOLDING, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

SDI ACQUISITION GUARANTOR, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

SHELTER DISTRIBUTION, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

BEACON PACIFIC, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent, an L/C Issuer, a Lender and an Increasing Lender

By: /s/ John M. Steidle
Its Authorized Signatory

Incremental Term Loan A Commitment: $191,665.00
Incremental Term Loan B Commitment: $191,665.00

BANK OF AMERICA, N.A.
as a Lender

By: /s/ Jason Riley
Title: Vice President

Incremental Term Loan A Commitment: $941,666.00
Incremental Term Loan B Commitment: $941,668.00

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By: /s/ Chad Ramsey
Title: Vice President

Incremental Term Loan A Commitment: $1,225,000.00
Incremental Term Loan B Commitment: $1,225,000.00

LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as a Lender

By: /s/ Andrew Heinz
Title: Vice President

Incremental Term Loan A Commitment: $416,666.00
Incremental Term Loan B Commitment: $416,666.00

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Stephen Christ
Title: Account Executive

Incremental Term Loan A Commitment: $658,333.00
Incremental Term Loan B Commitment: $658,334.00

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL), as a Lender

By: /s/ Vicky Geist
Title: Vice President

Incremental Term Loan A Commitment: $750,000.00
Incremental Term Loan B Commitment: $750,000.00

UPS CAPITAL CORPORATION, as a Lender

By: /s/ John P. Holloway
Title: Director of Portfolio Management

Incremental Term Loan A Commitment: $233,333.00
Incremental Term Loan B Commitment: $233,333.00

FIFTH THIRD BANK, as a Lender

By: /s/ John T. Penny
Title: Vice President

Incremental Term Loan A Commitment: $583,333.00
Incremental Term Loan B Commitment: $583,333.00

ANTARES CAPITAL CORPORATION,
as a Lender

By: /s/ John M. Seidle
Title: Duly Authorized Signatory

GE CANADA FINANCE HOLDING COMPANY, as the sole Canadian Facility Lender

By: /s/ Jack Morrone
Title: Senior Vice President

CONSENT AND REAFFIRMATION (HOLDINGS)

The undersigned hereby (i) acknowledges receipt of a copy of each of the Second Amendment to Third Amended and Restated Loan and Security Agreement and the Increased Commitment Agreement (together, the “Agreements”); (ii) consents to Obligors’ execution and delivery thereof; and (iii) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the undersigned to Agent and Lenders pursuant to the terms of that certain Guaranty dated as of March 12, 2004 (the “Holdings Guaranty”) and reaffirms that the Holdings Guaranty is and shall continue to remain in full force and effect and that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible, the payment and performance of all obligations under or in respect of the Holdings Guaranty and such other Loan Documents.  Although the undersigned has been informed of the matters set forth herein and has acknowledged and consented to same, the undersigned understands that Agent and Lenders have no obligation to inform it of such matters in the future or to seek its acknowledgment or consent to future agreements or waivers, and nothing herein shall create such a duty.

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Agreements.

BEACON ROOFING SUPPLY, INC.

By: /s/ David R. Grace
Title: Chief Financial Officer

CONSENT AND REAFFIRMATION (BEACON CANADA)

The undersigned hereby (i) acknowledges receipt of a copy of each of the Second Amendment to Third Amended and Restated Loan and Security Agreement and the Increased Commitment Agreement (together, the “Agreements”); (ii) consents to the terms and conditions of the Agreements and the execution and delivery of the Agreements by the Obligors; and (iii) confirms and ratifies the terms of the Amended and Restated Guarantee dated as of June 8, 2001 given by the undersigned in favour of Agent, as acknowledged, confirmed and amended pursuant to the Acknowledgement and Confirmation dated October 14, 2005 between the undersigned, Beacon Canada, Inc. and Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Beacon Canada Guarantee”) and reaffirms that the Beacon Canada Guarantee is not released or discharged by the execution and delivery of the Agreements and is and shall continue to remain in full force and effect and that each Loan Document to which the undersigned is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible, the payment and performance of all obligations under or in respect of the Beacon Canada Guarantee and such other Loan Documents.  Although the undersigned has been informed of the matters set forth herein and has acknowledged and consented to same, the undersigned understands that Agent and Lenders have no obligation to inform it of such matters in the future or to seek its acknowledgement or consent to future agreements or waivers, and nothing herein shall create such a duty.

Capitalized terms used in this Consent and Reaffirmation, unless otherwise defined herein, shall have the meanings given to them in that certain Third Amended and Restated Loan and Security Agreement dated as of October 14, 2005 among Beacon Sales Acquisition, Inc., Quality Roofing Supply Company, Inc., Beacon Canada, Inc., Best Distributing Co., The Roof Center, Inc., West End Lumber Company, Inc., J.G.A. Beacon, Inc., SDI Holding, Inc., SDI Acquisition Guarantor, Inc., Shelter Distribution, Inc., and Beacon Pacific, Inc., the financial institutions party thereto, and General Electric Capital Corporation.

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Agreements.

BEACON ROOFING SUPPLY CANADA COMPANY

By: /s/ David R. Grace
Title: Chief Financial Officer